UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Cano Petroleum, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Cano Petroleum, Inc.

6500 North Belt Line Road

Suite 200

Irving, Texas 75063

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	April 21, 2011

Time:	10:00 a.m. Irving, Texas time

Place:	The Westin DFW Airport, Live Oak Room 4545 West John Carpenter Freeway, Irving, Texas 75063

Purpose:	1. To elect members of the Board of Directors, whose terms are described in the proxy statement;

2. To ratify the selection of Hein & Associates LLP as Cano’s independent registered public accounting firm for the year ending June 30, 2011;

3. To conduct other business properly raised before the meeting and any adjournment or postponements of the meeting.

Record Date:	You may vote if you were a stockholder of record of our common stock or Series D Convertible Preferred Stock on March 22, 2011.

Proxy Voting:

Your vote is important. You may vote in one of the following ways: (1) in person at the meeting, (2) by signing, dating and returning your proxy card in the enclosed postage-paid envelope, (3) via the Internet pursuant to the instructions included on the enclosed proxy card, (4) via telephone pursuant to the instructions on the enclosed proxy card, or (5) for shares registered in the name of a brokerage firm or bank, shares may be voted as outlined in the voting instruction form provided by the brokerage firms, banks or nominees.

On behalf of the Board of Directors,

/s/ JAMES R. LATIMER, III
James R. Latimer, III
Chief Executive Officer

Irving, Texas

March 22, 2011

Important Notice Regarding the Electronic Availability of Proxy
Materials for the Stockholder Meeting to be Held on April 21, 2011.
The Proxy Statement and Annual Report for 2010 are available at:
https://materials.proxyvote.com/137801

PROXY STATEMENT

Your proxy is being solicited by the Board of Directors of Cano Petroleum, Inc., a Delaware corporation (“Cano”), for use at the 2011 Annual Meeting of the Stockholders (the “Annual Meeting”). The Annual Meeting will be held on April 21, 2011, at 10:00 a.m. Irving, Texas time, at The Westin DFW Airport, Live Oak Room, 4545 West John Carpenter Freeway, Irving, Texas 75063. This proxy statement and the accompanying proxy card contain information about the items you will vote on at the Annual Meeting.  We will begin mailing these documents to stockholders on or about March 23, 2011.

FREQUENTLY ASKED QUESTIONS AND ANSWERS

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will vote upon the matters described in the accompanying notice of meeting.  Although the Board of Directors knows of no other business to come before the Annual Meeting, for any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by our Board of Directors or, if no recommendation is given, in their own discretion.  Adjournments and postponements of the Annual Meeting may be made for the purpose of, among other things, soliciting additional proxies.  Any adjournment may be made from time to time by approval of the holders of common stock and the Series D Convertible Preferred Stock representing a majority of the vote present in person or by proxy at the Annual Meeting, whether or not a quorum exists, without further notice other than by an announcement made at the Annual Meeting.

Why am I receiving this Proxy Statement?

You are receiving this proxy statement and the enclosed proxy card because you owned shares of common stock or Series D Convertible Preferred Stock of Cano Petroleum, Inc. on March 22, 2011, the record date.  This Proxy Statement describes the proposals on which you, as a stockholder, may vote.  It also gives you information on these proposals and certain other information in order that you may make an informed decision.

What does it mean if I receive more than one proxy card?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card.  If you hold shares through someone else, such as a bank or broker, you may also receive material from them asking how you want to vote.  Please sign and return all proxy cards to be certain that all your shares are voted at the Annual Meeting.

If you receive more than one proxy card, then you own our common stock through multiple accounts at the transfer agent and/or with stock brokers. Please sign and return all proxy cards to ensure that all of your shares are voted at the Annual Meeting.

Who may vote and how many votes do I have?

You may vote in person at the Annual Meeting, or vote by proxy, if you owned shares of Cano’s common stock or Series D Convertible Preferred Stock at the close of business on the record date, March 22, 2011.  Each share of common stock that you owned or, with respect to the Series D Convertible Preferred Stock, each share of common stock into which your Series D Convertible Preferred Stock may be converted (subject to the restrictions contained in the Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock) on the record date entitles you to one vote on each proposal that is voted on by the stockholders.  On the record date, there were 45,354,915 shares of common stock outstanding and entitled to vote and 23,849 shares of Series D Convertible Preferred Stock outstanding and entitled to vote which were convertible into 5,059,603 shares of our common stock for an aggregate total number of voting shares of 50,414,518.

How do I vote before the meeting?

You have several ways that you may vote before the meeting, as explained in the detailed instructions on your proxy card.  In summary:

•                  By mail by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided with this proxy statement;

•                  Via the Internet pursuant to the instructions included on the enclosed proxy card;

•                  Via telephone pursuant to the instructions included on the enclosed proxy card; or

•                  For shares registered in the name of a brokerage firm or bank, shares may be voted as outlined in the voting instruction form provided by the brokerage firms, banks or nominees.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote your shares “FOR” each of the nominees for director and for each of the other items on the accompanying notice of meeting.

Can I vote at the Annual Meeting?

Shares registered directly in your name as the stockholder of record may be voted in person at the Annual Meeting.  Shares held in street name may be voted in person if you obtain a legal proxy from the broker or nominee that held your shares on the record date giving you the right to vote the shares.  Even if you plan to attend the meeting, we encourage you to vote your shares by proxy.  You may still vote your shares in person at the meeting, even if you have previously voted by proxy, by revoking your proxy.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are registered in your name and you do not sign and return your proxy card, or you do not attend the meeting in person, your shares will not be voted.

If your shares are held in “street name,” you must provide voting instructions to your broker, bank or other nominee by the deadline provided in the materials you receive from your broker, bank or other nominee.  Whether your shares can be voted by such person depends on the type of time being considered by vote.

•                  Non-discretionary items.  The election of directors is a non-discretionary item and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. Thus, if you hold your shares in street name and you do not instruct your broker or bank how to vote in the election of directors, no votes will be cast on your behalf in the election of directors.

•                  Discretionary items.  The ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2010, is a discretionary item. Brokers, banks and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal at their discretion.

Can I change my mind after I have voted?

You may revoke your proxy (that is, cancel it) and change your vote at any time prior to the Annual Meeting by:

•                  Completing, signing and returning another proxy card that is dated after the date of your earlier proxy card.  Only the latest dated proxy card will be counted.

•                  Sending a written notice to Cano’s Corporate Secretary that you are revoking your proxy.  Such notice must be received prior to the Annual Meeting.

•                  Attending the Annual Meeting and voting in person.

If you do not properly revoke your proxy, the previously submitted properly executed proxy will be voted as you specified in your earlier proxy.

What is the effect of signing and returning my proxy card?

When you sign and return the proxy card, you appoint James R. Latimer, III and Michael J. Ricketts, or either of them, as your representatives at the Annual Meeting.  Messrs. Latimer and Ricketts will vote your shares at the Annual Meeting as you have instructed them on your proxy card.  In this way, your shares will be voted whether or not you attend the Annual Meeting.  Even if you plan to attend the Annual Meeting, we encourage you to vote in advance of the Annual Meeting just in case your plans change.  Subject to the limitations set forth above, you may vote in person at the Annual Meeting, even if you have already sent in your proxy card.

If you sign and return your proxy card, but do not indicate on the proxy card how you want your votes cast, Messrs. Latimer and Ricketts will vote your shares “FOR” all of the nominees for director and “FOR” each of the items on the accompanying notice of meeting.

How will votes be counted?

We will appoint one or more inspectors of election to act at the Annual Meeting and to make a written report on the voting.  Prior to the Annual Meeting, the inspectors will sign an oath to perform their duties in an impartial manner and to the best of their abilities.  The inspectors will ascertain the number of shares outstanding and the voting power of each of the shares, determine the shares represented at the Annual Meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law.  The inspectors will tabulate the number of votes cast (i) for or withheld with respect to each nominee for director, (ii) for, against or abstaining with respect to the ratification of Hein & Associates LLP as Cano’s independent registered public accounting firm and (iii) for each other matter as may properly come before the Annual Meeting or any adjournment thereof.

How many votes are needed to hold the Annual Meeting and properly conduct business?

In order to hold the Annual Meeting and properly conduct business, a quorum must be present.  A quorum is the presence at the Annual Meeting, in person or by proxy, of a majority of the voting shares (common stock and Series D Convertible Preferred Stock together as a single class, with the Series D Convertible Preferred Stock voting on an as-converted basis with the common stock) issued, outstanding and entitled to vote as of March 22, 2011, the record date for the Annual Meeting.  Proxies that are voted “FOR ALL,” “WITHHOLD ALL,” “FOR ALL EXCEPT,” “FOR” or “AGAINST” on a matter are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as shares “represented and voting” at the Annual Meeting with respect to such matter.

Abstentions are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Additionally, shares held by a broker, bank or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes.

What vote is required to approve each proposal discussed in this proxy statement, and how are my votes counted?

Election of Directors.  A plurality of the votes of the shares represented at the Annual Meeting, in person or by proxy, and entitled to vote on the election of directors is required for the election of directors. This means that the three director nominees receiving the highest number of “FOR” votes will be elected to our Board.  In the vote on the election of director nominees identified in this proxy statement, you may vote:

•      “FOR ALL” director nominees;

•      “WITHHOLD ALL” director nominees; or

•      “FOR ALL EXCEPT” any of the director nominees.

Votes marked “WITHHOLD ALL” and “FOR ALL EXCEPT” will be counted for purposes of determining the presence or absence of a quorum but have no effect on the outcome of election of directors.

Ratification of Appointment of Independent Registered Public Accounting Firm.  The affirmative vote of the holders of a majority of the voting shares represented at the Annual Meeting, in person or by proxy, and entitled to vote on this proposal is required for approval. In the vote to ratify the appointment of Hein & Associates LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2011, you may vote:

•      “FOR;”

•      “AGAINST;” or

•      “ABSTAIN.”

Votes marked “ABSTAIN” will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote “AGAINST” the proposal.  Broker non-votes are not considered to be votes cast and entitled to vote, and have the effect of reducing the total number of affirmative votes required to achieve a majority vote by reducing the total number of shares from which a majority is calculated.  The ratification of the appointment of Hein & Associates LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2011 is considered a discretionary item under the regulations promulgated by the New York Stock Exchange and approved by the SEC, so we do not anticipate that any broker non-votes will be recorded.

Do the directors attend the Annual Meeting?

It is our policy that all directors attend our annual meetings, and all directors, subject to illness or an unavoidable schedule conflict, are expected to attend the Annual Meeting.  Last year, we did not have an annual meeting; however, all of our directors at such time attended our previous annual meeting.

How many shares can be voted at the Annual Meeting?

As of the record date, there were 45,354,915 shares of common stock outstanding and 23,849 shares of Series D Convertible Preferred Stock outstanding, convertible into 5,059,603 shares of common stock, for a total aggregate number of voting shares of 50,414,518.  Each outstanding share of common stock outstanding or into which the Series D Preferred Stock may be converted entitles the holder to one vote on all matters covered in this proxy statement.

Who pays for the solicitation of proxies?

Cano will pay the cost of soliciting proxies and will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their votes.  Cano has retained D. F. King & Co., Inc. to distribute broker search cards and to distribute this proxy statement, the attached form of proxy card, for a fee of $7,500.  Additionally, we may use our officers and employees to solicit proxies in person or by telephone, facsimile, electronic media or similar means (any officers or employees soliciting proxies will not receive any extra compensation for their efforts).

May I propose actions for consideration at the next annual meeting of stockholders or nominate individuals to serve as directors?

You may submit proposals for consideration at future stockholder meetings, including director nominations. Please see “Stockholder Proposals” for more details.

What is “householding,” and how does it affect me?

The SEC has implemented rules regarding the delivery of proxy materials to households. This method of delivery, often referred to as householding, permits us to send a single annual report and/or a single proxy statement to any household at which two or more different stockholders reside where we believe the stockholders are members of the same family or otherwise share the same address or where one stockholder has multiple accounts. In each case, the stockholder(s) must consent to the householding process. Under the householding procedure, each stockholder continues to receive a separate notice of any meeting of stockholders and proxy card. Householding reduces the volume of duplicate information our stockholders receive and reduces our expenses. We may institute householding in the future and will notify our registered stockholders who will be affected by householding at that time.

Many brokers, banks and other holders of record have instituted householding. If you or your family has one or more street name accounts under which you beneficially own our common stock, you may have received householding information from your broker, bank or other holder of record in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or our 2010 annual report to stockholders or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding. These options are available to you at any time.

What should I do if I have questions about the Annual Meeting or the proxy?

If you have questions about the Annual Meeting or your proxy, please contact James R. Latimer, III, Chief Executive Officer, 6500 North Belt Line Road, Suite 200, Irving, Texas 75063, phone number 1-214-687-0030.

PROPOSAL 1: ELECTION OF DIRECTORS

General

Cano’s Certificate of Incorporation and Bylaws provide that at each annual meeting of stockholders, the directors be elected by a plurality vote (cumulative voting is not permitted) for a term of one (1) year and such directors shall hold office until their successors are elected and qualified.

All of the existing directors are standing for election to the Board of Directors, were recommended for nomination by the Nominating and Corporate Governance Committee and were approved for nomination by the Board of Directors.  Each nominee has consented to being named as a nominee and to serve, if elected.  While it is not expected that any of the nominees will be unable to qualify or accept office, if for any reason one or more are unable to do so, the proxies will be voted for substitute nominees selected by our Board of Directors.

INFORMATION WITH RESPECT TO NOMINEES

The following sets forth certain information with respect to director nominees.

Certain information with respect to director nominees for election at the meeting is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds and the year in which each person became a director. All director nominees currently serve as directors.

The Board believes that it is necessary for each of Cano’s directors to possess many qualities and skills. When searching for new candidates, the Nominating and Corporate Governance Committee considers the evolving needs of the Board and searches for candidates that fill any current or anticipated future gap. The Board also believes that all directors must possess a considerable amount of business management (such as experience as a chief executive or chief financial officer) and educational experience. The Nominating and Corporate Governance Committee first considers a candidate’s management experience and then considers issues of judgment, background, stature, conflicts of interest, integrity, ethics and commitment to the goal of maximizing stockholder value when considering director candidates. The Nominating and Corporate Governance Committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. The Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating and Corporate Governance Committee believe that it is essential that the Board members represent diverse viewpoints. In considering candidates for the Board, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered.

All of our directors bring to our Board a wealth of executive leadership experience derived from their service as executives. They also all bring extensive board experience. Certain individual qualifications and skills of our directors that contribute to the Board’s effectiveness as a whole are described below.

Nominees for Director

James R. Latimer, III (age 65)

Chief Executive Officer and Director. Effective February 10, 2011, Mr. Latimer was appointed Chief Executive Officer and Director. In addition to serving as a Managing Director of Blackhill Partners LLC, Mr. Latimer has headed Explore Horizons, Incorporated, a privately held exploration and production company based in Dallas, Texas since 1993.  Previously, Mr. Latimer was co-head of the regional office of what is now Prudential Financial, Inc.  He was a director of Prize Energy and its audit committee chairman from October 2000 until its acquisition by Magnum Hunter Resources in March 2002, and he continued as a director and the audit committee chairman of Mangum Hunter until October 2004.  In addition, Mr. Latimer’s prior experience includes senior executive positions with several private energy companies, consulting with the firm of McKinsey & Co. and service as an officer in the United States Army Signal Corps.  He has received the Chartered Financial Analyst and Certified Public Accountant designations. Mr. Latimer previously served on the board of directors of Energy Partners, Ltd., and currently serves as a member of the board of directors of Enron Creditors Recovery Corp. and NGP Capital Resources Company.

Donald W. Niemiec (age 64)

Chairman of the Board of Directors.  Mr. Niemiec was appointed to our Board of Directors on March 2, 2007, and on February 10, 2011, he was appointed Chairman of the Board of Directors.  From 1982 to 2000, Mr. Niemiec was employed in various capacities by Union Pacific Resources Group, Inc., including President of Union Pacific Fuels, Inc. and Vice President, Marketing & Corporate Development.  From 2000 to the present, he has served as President of WR Energy, LLC, a strategic consulting company for the energy industry.

M. Garrett Smith (age 49)

Director. Mr. Smith was elected to our Board of Directors at our annual meeting of Stockholders on January 9, 2009. Mr. Smith founded the Spinnerhawk Companies and certain affiliates, which make private investments in the energy, real estate and health care industries, in February 2005. Before forming Spinnerhawk, Mr. Smith served as a member of the Investment Committee at BP Capital, a private investment firm that focuses on investments in the energy sectors, from December 2001 to December 2004. He was also the portfolio manager of the BP Capital Energy Equity Fund, which he co-founded with T. Boone Pickens in 2000. Previously, Mr. Smith was Chief Financial Officer and Executive Vice President of Pioneer Natural Resources. Mr. Smith currently serves as a member of the board of directors of The Hallwood Group Incorporated and Pacific Energy Resources Limited.

The Board of Directors recommends a vote “FOR” the election of the foregoing nominees as the Board of Directors of Cano.

Vote Required

The foregoing three (3) nominees shall be elected to Cano’s Board of Directors by a plurality of the shares of Cano’s common stock and Cano’s Series D Convertible Preferred Stock voting on an as converted basis with the common stock, present in person or represented by proxy, and entitled to be voted at the meeting.

PROPOSAL 2:  RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Hein & Associates LLP as the independent registered public accounting firm to audit Cano’s financial statements for the fiscal year ending June 30, 2011 (“Fiscal 2011”).  Hein & Associates LLP has served as our independent registered public accounting firm since 2004 and has provided certain tax and other audit-related services during that time.

Representatives of Hein & Associates LLP are expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and will be given the opportunity to make a statement if they desire to do so.

The Audit Committee and the Board of Directors recommends a vote “FOR” the ratification of the appointment of Hein & Associates LLP as Cano’s independent registered public accounting firm for Fiscal 2011.

Vote Required

Ratification of the appointment of Hein & Associates LLP as Cano’s independent registered public accounting firm for Fiscal 2011 requires the affirmative vote of a majority of the voting shares present in person or by proxy at the Annual Meeting and entitled to vote.  If the appointment is not ratified, the Audit Committee will consider whether it should select another independent registered public accounting firm.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors oversees Cano’s business and affairs, exercises all corporate powers, and establishes broad corporate policies.

Meetings

The Board of Directors met 15 times during the fiscal year ended June 30, 2010 (“Fiscal 2010”).  During that period, all incumbent directors attended at least 75% of the board meetings held during the period in which they were a director and at least 75% of the meetings of the committees of which they were members during the period in which they were a member of the committee.  The Board of Directors has three standing committees: Audit, Compensation, and Nominating and Corporate Governance.

Director Independence

The Board of Directors has determined that Messrs. Niemiec, and Smith have met the independence requirements of the NYSE Amex (formerly known as the American Stock Exchange) and Rule 10A-3(b)(1)(ii) of the Exchange Act.  The Board of Directors has determined that Messrs. Gaudin, Powell and Wehlmann, who were directors during Fiscal 2010 but are no longer members of Cano’s Board of Directors, met the independence requirements of the NYSE Amex and Rule 10A-3(b)(1)(ii) of the Exchange Act during Fiscal 2010; and Mr. Pully, who was a director during Fiscal 2010 but is no longer a member of Cano’s Board of Directors, met the independence requirements of the NYSE Amex during Fiscal 2010.  Further, no family relationships exist between any of the directors or executive officers.  There are no members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee that are not independent.

Board Leadership Structure

We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. Our Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer, sets the agenda for Board meetings and presides over meetings of the Board. Our Chairman of the Board is not an employee of the Company.

Risk Management

The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Compensation Committee manages risks associated with executive compensation. The Audit Committee oversees management of financial risks. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

Committees

The Audit Committee is composed of Messrs. Niemiec and Smith.  Mr. Smith has been the Chairman of the Audit Committee since September 29, 2010. The Audit Committee held 6 meetings during Fiscal 2010. No member of the Audit Committee may be an officer of Cano. The Board of Directors has determined that each of the Audit Committee members is an independent director as required by the rules of the NYSE Amex and Rule 10A-3(b)(1)(ii) of the Exchange Act. The principal responsibilities of the Committee are described in the Audit Committee Charter. The Audit Committee retains the firm of independent public accountants that annually audits our books and records. The Audit Committee reviews the scope and results of the audit with the independent public accountants, as well as our accounting procedures, internal controls, accounting and financial reporting policies and practices, and makes reports and recommendations to the Board of Directors as it deems appropriate. The Audit Committee also conducts appropriate review and oversight over related party transactions. The Board of Directors has determined that M. Garrett Smith, the Audit Committee Chairman, is the Audit Committee financial expert.  A copy of the Audit Committee Charter, which was initially adopted on March 22, 2005 and amended on February 28, 2011, can be found on Cano’s website www.canopetro.com or may be obtained upon written request from Michael J. Ricketts, 6500 North Belt Line Road, Suite 200, Irving, Texas 75063.  Information contained on or connected to Cano’s website is not incorporated by reference into this proxy statement and should not be considered a part of this proxy statement or any other filing that Cano files with the Securities and Exchange Commission (the “SEC”).

The Compensation Committee is composed of Messrs. Niemiec and Smith.  Mr. Niemiec has been the Chairman of the Compensation Committee since May 17, 2007. The Compensation Committee held 3 meetings during Fiscal 2010. Each of the Compensation Committee members is an independent director as required by the rules of the NYSE Amex, an “outside director” as defined under Section 162(m) of the Code, and a “non-employee director” as defined under Section 16b-3 of the Exchange Act.  The Compensation Committee is responsible for reviewing and making recommendations to all the members of the Board of Directors that qualify as independent directors under the rules of the NYSE Amex, “outside directors” under Section 162(m) of the Code and “non-employee directors” as defined under Section 16b-3 of the Exchange Act (the “Independent Board”) with respect to the base salary, incentive compensation, deferred compensation, stock options, performance units and other equity based awards for the Chief Executive Officer and all other executive officers.  A copy of the Compensation Committee Charter, which was initially adopted on August 11, 2006 and amended on October 20, 2008 and February 28, 2011, can be found on Cano’s website www.canopetro.com or may be obtained upon written request from Michael J. Ricketts, 6500 North Belt Line Road, Suite 200, Irving, Texas 75063.  Information contained on or connected to Cano’s website is not incorporated by reference into this proxy statement and should not be considered a part of this proxy statement or any other filing that Cano files with the SEC.

The Nominating and Corporate Governance Committee is composed of Messrs. Niemiec and Smith. Mr. Niemiec has been the Chairman of the Nominating and Corporate Governance Committee since September 29, 2010.  The Nominating and Corporate Governance Committee held 1 meeting during Fiscal 2010. Each of the Nominating and Corporate Governance Committee members is an independent director as required by the rules of the NYSE Amex. The Nominating and Corporate Governance Committee is responsible for overseeing matters of corporate governance, including the evaluation of the performance and practices of the Board of Directors. This committee is also responsible for the search, screening and the selection process for new candidates for director and then for making recommendations to the Board of Directors regarding nominees.  The Board of Directors has adopted a Nominating and Corporate Governance Charter, and it is the policy of the Compensation and Nominating Committee to consider properly submitted nominations for candidates for membership on the Board.  The Nominating and Corporate Governance Committee has established criteria regarding the traits, abilities and experience which Board of Directors nominees must possess to be nominated to the Board of Directors, including:

•                  a candidate’s depth of experience at the policy-making level in business, government or education;

•                  the balance of the business interest and experience of the incumbent or nominated directors;

•                  a candidate’s availability and willingness to devote adequate time to board duties;

•                  the need for any required expertise on the board or one of its committees;

•                  a candidate’s character and judgment and ability to make independent analytical, probing and other inquiries;

•                  the candidate’s willingness to exercise independent judgment;

•                  the candidate’s financial independence to ensure such candidate will not be financially dependent on director compensation; and

•                  in the case of an incumbent director, such director’s past performance on the board.

The Nominating and Corporate Governance Committee is responsible for reviewing the overall skills and characteristics required of members of the Board of Directors, and reviewing that with the Board of Directors on an annual basis.  This committee considers suggestions for nominees for director from many sources, including stockholders.  Possible candidates who have been suggested by stockholders are evaluated by the Nominating and Corporate Governance Committee in the same manner as are other possible candidates.  If a stockholder wishes to recommend a candidate for director, the stockholder should submit a written nomination, together with appropriate biographical information and the consent of the proposed nominee, to the Nominating and Corporate Governance Committee, c/o Cano’s Corporate Secretary, Cano Petroleum, Inc., 6500 North Belt Line Road, Suite 200, Irving, Texas 75063.  This written notice must comply with the advance notice, Nominating and Corporate Governance Committee Charter, informational and other requirements described in the rules and regulations of the Securities and Exchange Commission, and the NYSE Amex.  A copy of the Nominating and Corporate Governance Committee Charter, which was initially adopted on September 16, 2005 and amended on February 28, 2011, can be found on Cano’s website www.canopetro.com or may be obtained upon written request from Michael J. Ricketts, 6500 North Belt Line Road, Suite 200, Irving, Texas 75063.  Information contained on or connected to Cano’s website is not incorporated by reference into this proxy statement and should not be considered a part of this proxy statement or any other filing that Cano files with the SEC.

Corporate Governance Matters

The Board of Directors has adopted a Code of Ethics and Business Conduct that applies to all directors, officers and employees of Cano, a copy of which was filed as Exhibit 14.1 to our annual report on

Form 10-KSB for the fiscal year ended June 30, 2004, filed with the SEC on September 23, 2004. A current copy of the Code of Ethics and Business Conduct, the Bylaws of Cano, the Audit Committee Charter, the Compensation Committee Charter and the Nominating and Corporate Governance Committee Charter may be found on Cano’s internet website at www.canopetro.com. Information contained on or connected to Cano’s website is not incorporated by reference into this proxy statement and should not be considered a part of this proxy statement or any other filing that Cano files with the SEC.  Copies of these documents are also available, without charge, to stockholders upon written request to Michael J. Ricketts, 6500 North Belt Line Road, Suite 200, Irving, Texas 75063.

REPORT OF THE AUDIT COMMITTEE

Under the Audit Committee Charter, Cano’s management has the primary responsibility for preparing Cano’s financial statements and establishing and maintaining an appropriate system of internal controls related to the financial reporting process.  The independent registered public accounting firm has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.  The Audit Committee has the responsibility to monitor and provide oversight of management’s responsibility, as well as monitor the performance of Cano’s auditors, including the audit scope and auditor independence.  The Audit Committee is not providing any expert or special assurance as to Cano’s financial statements or any professional certification as to the independent registered public accounting firm’s work.  The Audit Committee has the ultimate authority and responsibility to select, evaluate and appoint Cano’s independent auditor.

In fulfilling its responsibilities, the Audit Committee:

•                  reviewed and discussed Cano’s audited financial statements for the year-ended June 30, 2010 with management and Hein & Associates LLP, the independent registered public accounting firm;

•                  discussed with Hein & Associates LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90, Communication with Audit Committees, as then in effect; and

•                  received written disclosures and the letter from Hein & Associates LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and the Audit Committee further discussed with Hein & Associates LLP their independence.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Hein & Associates LLP, including meetings held without management present, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the annual report on Form 10-K for the year ended June 30, 2010, for filing with the SEC.

Respectfully submitted by the Audit Committee of the Board,

M. Garrett Smith, Chairman
Donald W. Niemiec

EXECUTIVE OFFICERS

The current executive officers of Cano are:

•                  James R. Latimer, III, Chief Executive Officer since February 2011; and

•                  Michael J. Ricketts, Senior Vice President and Chief Financial Officer since November 2010.

James R. Latimer, III (age 65), Chief Executive Officer and Director. Effective February 10, 2011, Mr. Latimer was appointed Chief Executive Officer and Director.  In addition to serving as a Managing Director of Blackhill Partners LLC, Mr. Latimer has headed Explore Horizons, Incorporated, a privately held exploration and production company based in Dallas, Texas since 1993.  Previously, Mr. Latimer was co-head of the regional office of what is now Prudential Financial, Inc.  He was a director of Prize Energy and its audit committee chairman from October 2000 until its acquisition by Magnum Hunter Resources in March 2002, and he continued as a director and the audit committee chairman of Mangum Hunter until October 2004.  In addition, Mr. Latimer’s prior experience includes senior executive positions with several private energy companies, consulting with the firm of McKinsey & Co. and service as an officer in the United States Army Signal Corps.  Mr. Latimer graduated with a B.A. in Economics from Yale University in 1968 and an M.B.A. with Distinction from Harvard University in 1970.  He has received the Chartered Financial Analyst and Certified Public Accountant designations.  Mr. Latimer previously served on the board of directors of Energy Partners, Ltd., and currently serves as a member of the board of directors of Enron Creditors Recovery Corp. and NGP Capital Resources Company.

Michael J. Ricketts (age 52), Senior Vice President and Chief Financial Officer.  On November 11, 2010, Mr. Ricketts was appointed Senior Vice President and Chief Financial Officer.  Prior to that, Mr. Ricketts served as Chief Financial Officer from May 28, 2004 until June 1, 2006.  He began serving as Principal Accounting Officer on May 28, 2004.  He remains the Principal Accounting Officer.  Mr. Ricketts served as a member of our Board of Directors from June 25, 2004 until April 6, 2005.  Mr. Ricketts is a Certified Public Accountant.  Prior to joining Cano, Mr. Ricketts was employed by TNP Enterprises, Inc. and its subsidiaries, Texas-New Mexico Power Company and First Choice Power for 15 years.  He served as Director, Treasury from 2003 to 2004. He served as Director, Business Development from 2002 until 2003. He was the Controller and Assistant Controller from 1998 until 2002.

BENEFICIAL OWNERSHIP OF VOTING SECURITIES

The following table sets forth certain information, as of March 22, 2011 with respect to the beneficial ownership of the outstanding common stock and outstanding Series D Convertible Preferred Stock by: (i) any beneficial holder of more than five (5%) percent of our outstanding common stock or outstanding Series D Convertible Preferred Stock; (ii) each of our named executive officers and directors; and (iii) our directors and executive officers as a group. The Series D Convertible Preferred Stock votes on an as converted basis with our outstanding common stock with each of the 23,849 shares of Series D Convertible Preferred Stock having a stated value of $1,000 per share and a conversion price of $5.75 plus PIK dividends and dividends accrued since October 1, 2009. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. Unless known otherwise by us, the beneficial ownership information is based on the most recent Form 3, Form 4, Form 5, Schedule 13D or Schedule 13G.

Name of Beneficial Owner(1)	Common Stock Beneficially Owned(2)		Percentage of Common Stock (2)	Preferred Stock Beneficially Owned (2)	Percentage of Preferred Stock (2)
James R. Latimer, III	—		—	—	—
Michael J. Ricketts (3)	334,121		*	—	—
Donald W. Niemiec (4)	277,833		*	—	—
M. Garrett Smith (5)	10,244		*	—	—
S. Jeffrey Johnson (6)	1,811,342		3.6%	1,000	4%
Benjamin Daitch (7)	132,367		*	—	—
Patrick M. McKinney (8)	45,364		*	—	—
Carlson Capital, L.P., Asgard Investment Corp. and Clint D. Carlson (9)	4,181,598		9.2%	—	—
D. E. Shaw Laminar Portfolios, LLC(10)	2,385,540		4.7%	10,005	42%
Trapeze Asset Management, Inc. (11)	1,056,175		2.2%	3,135	13%
William Herbert Hunt Trust Estate(12)	685,500		1.4%	2,875	12%
Kellogg Capital Group LLC (13)	350,087		*	2,013	7%
Radcliffe SPC, Ltd. (14)	350,087		*	2,013	7%
Investcorp Interlachen Multi-Strategy Master Fund Limited (15)	298,997		*	1,715	6%
O’Connor Global Multi-Strategy Alpha Master Limited (16)	218,087		*	1,254	5%
All officers and directors as a group (4 persons)	622,198	(17)	1.4%	—	—

*	Less than 1%
(1)	Except as otherwise indicated, the address of each beneficial owner is c/o Cano Petroleum, Inc., 6500 North Belt Line Road, Suite 200, Irving, Texas 75063.
(2)

Applicable percentage ownership is based on 45,354,915 shares of common stock outstanding as of March 22, 2011 and 23,849 shares of Series D Convertible Preferred Stock issued and outstanding as of March 22, 2011, plus, on an individual basis, the right of that individual to obtain common stock upon exercise stock options or conversion of Series D Convertible Preferred Stock within 60 days of March 22, 2011. On March 22, 2011, voting together with the common stock, the 23,849 shares of Series D Convertible Preferred Stock had the voting equivalent of 5,059,603 shares of our common stock based on a $5.75 conversion price.

(3)	Includes 40,000 shares issuable upon exercise of outstanding stock options with an exercise price of $5.42 per share.
(4)

Includes 20,833 shares issuable upon exercise of outstanding stock options with an exercise price of $4.73 per share and 25,000 shares issuable upon exercise of outstanding stock options with an exercise price of $7.25 per share and 25,000 shares issuable upon exercise of outstanding stock options with an exercise price of $0.43 per share.

(5)	Includes 10,244 shares issuable upon exercise of outstanding stock options with an exercise price of $1.03 per share.
(6)

Includes 100,000 shares issuable upon exercise of outstanding stock options with an exercise price of $5.42 per share and includes 173,913 shares of common stock issuable within 60 days of March 22, 2011 upon conversion of 1,000 shares of Series D Convertible Preferred Stock.  On or about April 2, 2009, Mr. Johnson pledged 108,381 of his common shares and all 1,000 of his Series D Convertible Preferred shares as collateral for a loan to purchase his shares of Series D Convertible Preferred Stock.  Mr. Johnson’s employment with Cano terminated effective as of February 10, 2011. His address is 8916 Estribo Circle, Benbrook, Texas 76126.

(7)	Mr. Daitch’s employment with Cano terminated upon his resignation on November 11, 2010. His address is 6419 Riverview Lane, Dallas, Texas 75248.
(8)

Includes 50,000 shares issuable upon exercise of outstanding stock options with an exercise price of $5.42 per share.  Mr. McKinney’s employment with Cano terminated upon his resignation effective May 31, 2010.  His address is 476 Rolling Ridge Drive, Suite 300, State College, Pennsylvania 16801.

(9)

Carlson Capital, L.P. (“Carlson Capital”), Asgard Investment Corp. (“Asgard”) and Clint D. Carlson (“Carlson”) have the power to vote and direct the disposition of (i) 133,351 shares owned by Black Diamond Offshore Ltd. (“Offshore”), (ii) 2,601,578 shares owned by Double Black Diamond Offshore Ltd. (“Double Offshore”), (iii) 1,273,158 shares owned by Black Diamond Relative Value Offshore, Ltd. (“Relative Value Offshore”) and (iv) 173,511 held in a managed account. Carlson is President of Asgard and Chief Executive Officer of Carlson Capital. The principal purpose of Offshore, Double Offshore and Relative Value Offshore is to invest in securities. The principal business of Carlson Capital is to serve as the investment manager to Offshore, Double Offshore and Relative Value Offshore and to a managed account. The principal business of Asgard is serving as the general partner of Carlson Capital.  The address for each of the entities is 2100 McKinney Avenue, Suite 1800, Dallas, Texas 75201.

(10)

Includes 2,385,540 shares of common stock issuable within 60 days of March 22, 2011 upon conversion of 10,005 shares of Series D Convertible Preferred Stock, including common stock attributable to the PIK dividend and dividends accrued since October 1, 2009. D.E. Shaw & Co., L.P., as investment adviser, has voting and investment control over the shares owned by D.E. Shaw Laminar Portfolios, L.L.C. Julius Gaudio, Eric Wepsic, Maximilian Stone and Anne Dinning, or their designees, exercise voting and investment control over the shares on D.E. Shaw & Co., L.P.’s behalf. The address for each of the entities is 120 West 45 St., 39th Floor, New York, NY 10036.

(11)

Includes 545,218 shares of common stock currently issuable within 60 days of March 22, 2011 upon conversion of 3,135 shares of Series D Convertible Preferred Stock. Trapeze Asset Management Inc. an investment adviser registered under the Investment Advisors Act of 1940, as amended, exercises sole investment discretion and voting power over the securities held by certain of its investment advisory clients. In its capacity as an investment adviser, Trapeze Asset Management Inc. is deemed to have beneficial ownership over 410,783 common shares and 2,546 preferred shares which are convertible within 60 days of March 22, 2011 into 442,808 shares of common stock.  Trapeze Capital Corp., a Canadian investment dealer, exercises sole investment discretion and voting power over the securities held by certain of its investment advisory clients. In its capacity as an investment adviser, Trapeze Capital Corp. is deemed to have beneficial ownership over 100,174 common shares and 589 preferred shares which are convertible within 60 days of March 22, 2011 into 102,410 shares of common stock.  1346049 Ontario Limited controls each of Trapeze Asset Management Inc. and Trapeze Capital Corp. and exercises sole voting and dispositive power over the shares held by each of Trapeze Asset Management Inc. and Trapeze Capital Corp. Randall Abramson controls 1346049 Ontario Limited and exercises sole voting and dispositive power over the shares held by Trapeze Asset Management Inc. and Trapeze Capital Corp.  Each of Trapeze Asset Management Inc., Trapeze Capital Corp., 1346049 Ontario Limited and Randall Abramson disclaims beneficial ownership over securities owned by the directors and officers of Trapeze Asset Management Inc. and Trapeze Capital Corp., except to the extent that shares are held in discretionary investment accounts managed by Trapeze Asset Management Inc. or Trapeze Capital Corp. Their address is 22 St. Clair Avenue East, 18th Floor, Toronto, ON M4T 253, Canada.

(12)

Includes 685,500 shares of common stock issuable within 60 days of March 22, 2011 upon conversion of 2,875 shares of Series D Convertible Preferred Stock, including common stock attributable to the PIK dividend and dividends accrued since January 1, 2011. Gage A. Pritchard, Sr., Trustee, has voting and dispositive power with regard to William Herbert Hunt Trust Estate. Its address is 1601 Elm St., Suite 3400, Dallas, TX 75201.

(13)

Includes 350,087 shares of common stock issuable within 60 days of March 22, 2011 upon conversion of 2,013 shares of Series D Convertible Preferred Stock.  Nicholas Cappelleri, Director of Finance & Operations, has voting and dispositive power with regard to Kellogg Capital Group LLC. Its address is 55 Broadway, 4th Floor, New York, NY 10006.

(14)

Includes 350,087 shares of common stock issuable within 60 days of March 22, 2011 upon conversion of 2,013 shares of Series D Convertible Preferred Stock. Steven B. Katznelson, Manager Director of RGC Management Company, LLC, the manager of RG Capital Management, L.P., has voting and dispositive power with regard to Radcliffe SPC, Ltd. Its address is 3 Bala Plaza — East, Suite 501, Bala Cynwyd, PA 19004.

(15)

Includes 298,997 shares of common stock issuable within 60 days of March 22, 2011 upon conversion of 1,254 shares of Series D Convertible Preferred Stock, including common stock attributable to the PIK dividend and dividends accrued since January 1, 2011.  Interlachen Capital Group, LP, Trustee has voting and dispositive power with regard to Investcorp Interlachen Multi-Strategy Master Fund Limited. Its address is 800 Nicollet Mall, Suite 2500, Minneapolis, MN 55402.

(16)

Includes 218,087 shares of common stock issuable within 60 days of March 22, 2011 upon conversion of 1,254 shares of Series D Convertible Preferred Stock.  O’Connor Global Multi-Strategy Alpha Master Limited, Trustee has voting and dispositive power with regard to O’Connor Global Multi-Strategy Alpha Master Limited. Its address is 1 North Wacker Drive, Suite 3200, Chicago, Il 60606.

(17)	Includes 121,077 shares currently issuable upon exercise of outstanding stock options.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

2010 and 2009 Summary Compensation Table

The following table summarizes the total compensation awarded to, earned by or paid to (i) S. Jeffrey Johnson, our then-current Chief Executive Officer and Chairman of the Board for the fiscal year ended June 30, 2009 (“Fiscal 2009”) and Fiscal 2010;  (ii) Benjamin Daitch, our then-current Senior Vice President and Chief Financial Officer for Fiscal 2009 and Fiscal 2010; (iii) Patrick M. McKinney, our then-current Senior Vice President — Engineering and Operations for Fiscal 2009 and through May, 31, 2010 of Fiscal 2010; and (iv) Michael J. Ricketts, our then-current Vice President and Chief Accounting Officer (now our Senior Vice President and Chief Financial Officer) for Fiscal 2009 and Fiscal 2010.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(a)	Option Awards ($)(b)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(c)	Total ($)
S. Jeffrey Johnson	2010	561,531	—	382,464	13,983	—	39,840	997,818
Chief Executive Officer & Chairman of the Board	2009	527,312	—	765,356	48,071	100,000	37,888	1,478,627

Benjamin Daitch	2010	250,000	—	256,185	—	—	7,244	513,429
Senior Vice President & Chief Financial Officer	2009	250,000	—	515,339	—	50,000	3,470	818,809

Patrick M. McKinney	2010	250,961	—	—	6,991	—	11,103	269,055
Senior Vice President — Engineering & Operations	2009	250,000	—	649,423	24,036	50,000	3,750	977,209

Michael J. Ricketts	2010	187,000	—	74,776	5,593	—	11,046	278,415
Vice President & Chief Accounting Officer	2009	187,000	—	149,212	19,231	25,000	2,753	383,196

(a)                                  Amounts reported reflect the dollar amount required to be expensed for financial statement reporting purposes in Fiscal 2009 and Fiscal 2010 in accordance with Statement of Financial Accounting Standards No. 123 (R), “Share Based Payment” and includes awards granted in prior periods.  Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. We refer you to the discussion of the assumptions used in the valuation in Note 10 of Notes to Consolidated Financial Statements in our 2010 Annual Report on Form 10-K.  The restricted stock was granted under our 2005 Long-Term Incentive Plan. The ultimate amount realized may be significantly more or less than the amount shown depending on the price of our stock at the time of vesting or the time of sale of the restricted stock.  There were no restricted stock issuances during Fiscal 2010.

(b)                                 Amounts reported reflect the dollar amount required to be expensed for financial statement reporting purposes in Fiscal 2010 in accordance with Statement of Financial Accounting Standards No. 123 (R), “Share Based Payment” and includes awards granted in prior periods.  Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. We refer you to the discussion of the assumptions used in the valuation in Note 9 of Notes to Consolidated Financial Statements in our 2010 Annual Report on Form 10-K.  All stock options were granted under our 2005 Long-Term Incentive Plan. The ultimate amount realized may be significantly more or less than the amount shown depending on the price of our stock at the time of exercise.  There were no issuances of stock options to the Cano executives during Fiscal 2010.

(c)                                  For Mr. Johnson, “All Other Compensation” consists of the total of all car allowances, lunch/athletic club dues and country club dues we paid for on behalf of Mr. Johnson and all Company 401(K) contributions and lunch/athletic club dues.  For Messrs. Daitch, McKinney and Ricketts, such amount consists of Company 401(K) contributions and lunch/athletic club dues.

Discussion Regarding Summary Compensation Table

Base salary paid and the amount of cash bonuses/non-equity incentive plan compensation paid represented from 49% to 93% of the executive officers’ total compensation as represented in the Summary Compensation Table with the percentages being as follows:  Mr. Johnson — 56%, Mr. Daitch — 49%, Mr. McKinney — 93% and Mr. Ricketts — 67%.

During Fiscal 2010, we had the following employment agreements in place with our named executive officers:

S. Jeffrey Johnson.  We had an employment agreement with Mr. Johnson through May 31, 2011 pursuant to which he received a annual salary of $445,000 beginning on January 1, 2006 and a bonus to be determined at the discretion of the Board of Directors of up to Mr. Johnson’s entire annual base salary. Mr. Johnson was entitled to receive raises of at least 7% per year effective on January 1 of each year.  Mr. Johnson’s employment agreement terminated effective as of February 10, 2011.

Benjamin Daitch.  We had an employment agreement with Mr. Daitch through June 23, 2011, appointing him as Senior Vice President and Chief Financial Officer.  Pursuant to the employment agreement, his annual salary was $250,000 and he was eligible for a bonus to be determined at the discretion of the Board of Directors of up to his entire annual base salary and/or stock bonuses.  Mr. Daitch’s employment agreement terminated upon his resignation on November 11, 2010.

Patrick M. McKinney.  We had an employment agreement with Mr. McKinney through May 31, 2011, appointing him as Senior Vice President — Engineering and Operations.  Pursuant to the employment agreement, his annual salary was $250,000 and he was eligible for a bonus to be determined at the discretion of the Board of Directors of up to his entire annual base salary and/or stock bonuses.  Mr. McKinney’s employment agreement terminated upon his resignation effective May 31, 2010.

Michael J. Ricketts.  We had an employment agreement with Mr. Ricketts through May 31, 2011, appointing him as Vice President and Chief Accounting Officer.  Pursuant to the employment agreement, his annual salary was $175,000, subject to periodic increases at the recommendation of the Chief Executive Officer and the approval of the Board of Directors, and he was eligible for a bonus to be determined at the discretion of the Board of Directors of up to his entire annual base salary and/or stock bonuses.

Pursuant to the employment agreement with Mr. Ricketts, without incurring any additional liability, we may terminate his employment prior to the termination of his employment term upon his death; if, due to illness, he shall have been absent or unable to perform his duties for a total of 90 days during any 12 month period; or for “cause.”  We shall have “cause” to terminate Mr. Ricketts under his employment agreement upon any one of the following:

•                  financial dishonesty, including without limitation, misappropriation of funds or property, or any attempt by Mr. Ricketts to secure any personal profit related to the business or business opportunities of Cano without the informed, written approval of Cano;

•                  willful refusal for at least 10 days to comply with reasonable directions of Cano after receipt of prior written notice from Cano specifying the noncompliance;

•                  gross negligence or reckless or willful misconduct in the performance of his duties;

•                  failure to perform, or continuing neglect in the performance of, duties assigned to Mr. Ricketts for at least 10 days after receipt from Cano of prior written notice of such failure or neglect;

•                  misconduct which has a materially adverse effect upon Cano’s business or reputation;

•                  use of illicit or illegal drugs;

•                  abuse of alcohol or prescription medication;

•                  conviction of, or plea of nolo contendre to, any felony or misdemeanor involving moral turpitude or fraud;

•                  continuing material breach of any provision of Mr. Ricketts’ employment agreement for at least 10 days after receipt from Cano of prior written notice of such breach;

•                  violation of Cano’s policies including, without limitation, Cano’s policies on equal employment opportunity and prohibition of unlawful harassment, discrimination or retaliation; or

•                  violation of the confidentiality or non-competition provisions in Mr. Ricketts’ employment agreement.

See “Potential Payments Upon Termination or Change-in-Control” for additional information regarding the specific financial ramifications for termination of the named executive officers for “cause” or pursuant to a “change in control.”

Stock Incentive Plan.  We adopted the 2005 Cano Petroleum, Inc. Long Term Incentive Plan (the “Plan”) effective as of December 7, 2005 for the purpose of attracting and retaining the services of key employees, key consultants and outside directors of Cano and its subsidiaries and providing such persons with a proprietary interest in Cano through the granting of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards.  An aggregate of 3,500,000 shares of common stock have been reserved for issuance under the Plan.  The Plan is administered by the Board of Directors. Any employee, consultant or outside director of Cano or any subsidiary whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of Cano or any subsidiary is eligible to participate in the Plan; provided that only employees of Cano or any subsidiary shall be eligible to receive incentive stock options.  Awards may be granted at any time and from time to time as the Committee shall determine and shall be evidenced by an award agreement setting forth the award being granted, the total number of shares of common stock subject to the award(s), the option price (if applicable), the award period, the date of grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Board of Directors or appropriate committee, but not inconsistent with the Plan.  As of the date of this report, 681,688 shares of our common stock (net of forfeitures) and options to purchase 1,290,560 shares of our common stock (net of forfeitures) have been granted under the Plan.

Any dividends that are paid on our common stock are also payable on the restricted stock.  The executive officers have the right to vote all shares of restricted stock held by them.

Outstanding Equity Awards at June 30, 2010

The following table summarizes the total outstanding equity awards as of June 30, 2010 for each named executive officer.  The market value of the stock awards was based on the closing price of our common stock as of June 30, 2010 (the last trading day of the Fiscal 2010) which was $0.77 per share.  The unvested restricted stock grants and stock option awards include the grants of restricted stock and grants of stock options made in Fiscal 2010, all of which were unvested at June 30, 2010.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have not Vested (#)(b)	Market Value of Shares of Stock that Have not Vested ($)(a)	Equity Incentive Plan Awards: Number of Unearned Shares that Have not vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares that Have not vested (#)
S. Jeffrey Johnson	100,000	—	5.42	12/28/2016	98,334	75,717	—	—
Benjamin Daitch	—	—	—	—	33,334	25,667	—	—
Patrick M. McKinney	50,000	—	5.42	08/29/2010	—	—	—	—
Michael J. Ricketts	40,000	—	5.42	12/28/2016	20,000	15,400	—	—

(a)                      The market value is based on the June 30, 2010 closing price of $0.77 per share.

(b)                     The following table provides the vesting dates as of June 30, 2010 for unvested stock awards.

Vesting Date	S. Jeffrey Johnson	Benjamin Daitch	Patrick M. McKinney	Michael J. Ricketts
July 2, 2010	45,000	—	—	10,000
May 12, 2011	53,334	—	—	10,000
June 23, 2011	—	33,334	—	—
Total Unvested Stock Awards	98,334	33,334	—	20,000

Potential Payments Upon Termination or Change in Control

Termination without Death, Physical or Mental Illness or “Cause”

Pursuant to the terms of his employment agreement, if we (i) terminate Mr. Ricketts other than due to his death, physical or mental illness or other than for “cause;” (ii) assign Mr. Ricketts any duties materially inconsistent with his current position with us; or (iii) assign him a title, office or status which is inconsistent with his present title, office or status, other than a promotion, we are obligated to pay him in a lump sum the greater of (a) his annual base salary for the remainder of the term of his employment agreement; or (b) six months of his annual base salary; plus any accrued and unused vacation days.  See the definition of “cause” set forth in “Discussion Regarding Summary Compensation Table and Grants of Plan-Based Awards Table.”

Change in Control

During Fiscal 2010, we had employment agreements with the following named executive officers which gave them additional rights upon a change in control of Cano: (i) S. Jeffery Johnson, Chief Executive Officer and President; (ii) Benjamin L. Daitch, Chief Financial Officer; (iii) Patrick McKinney, Senior Vice President of Engineering and Operations; and (iv) Michael J. Ricketts, Vice President and Chief Accounting Officer. If any of those individuals were terminated for any reason within twelve months of a change in control, or any such individual were to resign within twelve months of such change in control because his job title, duties or compensation has been reduced or he has been required to relocate to a county that does not abut Tarrant County, each would be entitled to a lump-sum cash severance payment equal to three times his annual salary then in effect and three times the sum of his prior year’s bonuses, subject to certain limitations, and to company medical benefits for himself, his spouse and his dependants for up to three years.

Upon such a change in control event, the benefits payable to Mr. Ricketts under the terms of his employment agreement are $607,692.  Also, Mr. Ricketts, his spouse and dependents would be entitled to medical benefits as described above during the succeeding three years estimated at $13,200 annually. In addition, Mr. Ricketts would be entitled to the accelerated vesting of unvested restricted common stock which was valued at $15,400 as of June 30, 2010.  Messrs. Johnson, Daitch and McKinney have each resigned from their positions at Cano as of the date of this proxy statement.  As such, each of their employment agreements have been terminated and any change in control provisions thereunder have no effect.

A “change in control” shall mean the following:

•                  any transaction in which Cano is not the continuing or surviving corporation or pursuant to which shares of Cano’s common stock would be converted into cash, securities or other property unless the holders of Cano’s common stock immediately prior to such transaction have the same proportionate ownership of common stock of the surviving corporation immediately after such transaction;

•                  any transfer of all or substantially all of the assets of Cano;

•                  the stockholders of Cano approve any plan or proposal for the liquidation or dissolution of Cano;

•                  the cessation of control of the board by the individuals who:

•                  at the effective date of the agreement were directors; or

•                  become directors after the effective date of the agreement and whose election or nomination for election by Cano’s stockholders was approved by a vote of at least two-thirds of the directors then in office who were directors at the effective date or whose election or nomination for election was previously so approved;

•                  subject to certain exceptions, the acquisition of beneficial ownership of 50% or more of the voting power of Cano’s outstanding voting securities by any person or group who beneficially owned less than 50% of the voting power of Cano’s outstanding voting securities on the effective date; or

•                  a Cano bankruptcy proceeding.

The unvested stock options and restricted stock of all employees, including the named executive officers, vest immediately prior to the effective date of a “change-in-control.”

2010 Director Compensation

Name	Fees Earned or Paid in Cash (6)	Stock Awards ($)	Option Awards ($)(7)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Randall Boyd (1)	$28,000	—	$—	—	—	—	$28,000
Robert L. Gaudin (2)	38,000	—	—	—	—	—	38,000
Donald W. Niemiec	89,000	—	—	—	—	—	89,000
William O. Powell (3)	43,000	—	—	—	—	—	43,000
Steven J. Pully (4)	81,000	—	4,457	—	—	—	85,457
M. Garrett Smith	117,000	—	7,888	—	—	—	124,888
David Wehlmann (5)	36,000	—	—	—	—	—	36,000

(1)	Resigned as a director on September 28, 2010.
(2)	Resigned as a director on September 29, 2010.
(3)	Resigned as a director on September 29, 2010.
(4)	Resigned as a director on August 6, 2010.
(5)	Resigned as a director on September 29, 2010.
(6)	Represents the amount of compensation earned and paid in cash during Fiscal 2010 for Board and committee.
(7)

Amounts reported reflect the dollar amount required to be expensed for financial statement reporting purposes in Fiscal 2010 in accordance with Statement of Financial Accounting Standards No. 123 (R), “Share Based Payment” and includes awards granted in prior periods. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. We refer you to the discussion of the assumptions used in the valuation in Note 10 of Notes to Consolidated Financial Statements in our 2010 Form 10-K. The grant date fair value of the stock options granted in Fiscal 2010 for each of Messrs. Pully and Smith was $12,345. The grant date fair value was determined in accordance with Statement of Financial Accounting Standards No. 123 (R), “Share Based Payment” and represents the full grant date fair value for the options granted during Fiscal 2010 to our non-employee directors. The stock options granted during Fiscal 2010 were granted under our 2005 Long-Term Incentive Plan. The ultimate amount realized may be significantly more or less than the amount shown depending on the price of our stock at the time of exercise. At June 30, 2010, our directors had options exercisable into the following number of shares: Mr. Boyd — 125,000 shares; Mr. Niemiec — 70,833 shares, Mr. Gaudin — 70,833 shares; Mr. Powell — 70,137 shares, Mr. Wehlmann — 50,000 shares, Mr. Smith — 10,244 shares and Mr. Pully — 5,788 shares.

Each non-employee director receives an annual cash retainer of $30,000. Each non-employee director receives $1,000 cash for each Board of Directors meeting and Board of Directors committee meeting attended.  The Audit Committee Chairman receives an additional annual cash retainer to $18,000.  The Nominating and Corporate Governance Committee Chairman and Compensation Committee Chairman each receive an additional annual cash retainer of $10,000.  During Fiscal 2010, we appointed an executive committee comprised of Messrs. Smith, Pully and Niemiec, and paid to each director $80,000, $51,000; and $50,000, respectively.

On June 28, 2007, we resolved that upon the resignation of any current member of the Board of Directors who is in good standing on the date of resignation, such member’s unvested stock options shall be vested and shall have the exercise period extended to 24 months after the date of resignation.   As of June 30, 2010, former Cano board member Gerald Haddock had outstanding stock options of 125,000.

Transactions with Related Persons

Pursuant to an agreement dated December 16, 2004, as amended, we agreed with R.C. Boyd Enterprises, a Delaware corporation, to become the lead sponsor of a television production called Honey Hole (“Honey Hole Production”). As part of our sponsorship, we provided fishing and outdoor opportunities for children with cancer, children from abusive family situations and children of military veterans.  We were entitled to receive two thirty-second commercials during all broadcasts of the Honey Hole Production and received opening and closing credits on each episode.  Randall Boyd is the sole shareholder of R.C. Boyd Enterprises and was a member of our Board of Directors until September 28, 2010.  Pursuant to an agreement dated as of December 5, 2007, as of December 31, 2008, we are no longer a Honey Hole Production sponsor.  For Fiscal 2009, we paid $75,000 for sponsorship of the Honey Hole Production.

Pursuant to a Separation Agreement and General Release with Mr. Daitch dated November 11, 2010, Mr. Daitch resigned from his position as Senior Vice President and Chief Financial Officer effective November 11, 2010; however, he continued to be an employee until November 30, 2010.  Mr. Daitch received a severance payment of $125,753.42 and relinquished all unvested shares of our restricted stock previously awarded to him.  Additionally, both parties have mutually released each other from any claims or causes of action.

Related Party Transaction Policy

In addition to the obligations of the directors, officers and employees under our Code of Ethics and Business Conduct, available at www.canopetro.com, the Board of Directors has adopted a written policy with respect to the review, approval or ratific of related party transactions. Our policy generally defines a related party transaction as a transaction or series of related transactions or any material amendment to any such transaction of $120,000 or more involving Cano and any executive officer of Cano, any director or director nominee of Cano, persons owning 5% or more of our outstanding stock at the time of the transaction, any immediate family member of any of the foregoing persons, or any entity that is owned or controlled by any of the foregoing persons or in which any such person serves as an executive officer or general partner or, together with all of the foregoing persons, owns 10% or more of the equity interests thereof.

The policy requires our Audit Committee, or if it is not practicable for Cano to have an Audit Committee meeting, the chairman of the Audit Committee, to review and approve related party transactions and any material amendments to such related party transactions.  In reviewing and approving any related party transaction or any material amendment thereto, the Audit Committee, or the chairman if applicable, is to (i) satisfy itself or himself that it or him has been fully informed as to the related party’s relationship and interest and as to the material facts of the proposed related party transaction or the proposed material amendment to such transaction, and (ii) determine that the related party transaction or material amendment thereto is fair to the Company.  At each Audit Committee meeting, management shall recommend any related party transactions and any material amendments thereto, if applicable, to be entered into by us.  If the chairman of the Audit Committee approves the related party transactions or material amendment thereto, the chairman shall present the transactions or amendments to the Audit Committee at its next meeting for ratification.  After review, the Audit Committee shall approve or disapprove, or ratify or not ratify if applicable, such transactions and any material amendments to such transactions.

Because our written related party transaction policy was not in place early in the fiscal year ended June 30, 2008, the original Honey Hole Production transaction was not approved in accordance with such policy.  However, the Audit Committee subsequently ratified the Honey Hole Production transaction in accordance with the policy.

Securities Authorized for Issuance Under Equity Compensation Plans

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	863,946	$4.24	2,056,065
Equity compensation plans not approved by security holders (2)
All Directors (3)	25,000	$4.13	—
Individual Director	50,000	$4.00	—

Total	893,946	$4.22	2,056,065

(1)

The 2,056,065 shares available for future issuance are under the 2005 Long-Term Incentive Plan which permits the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights and other awards.

(2)

During our March 2005 Board of Directors meeting, the directors approved our 2005 Directors’ Stock Option Plan. The purpose of the plan was to attract, retain and compensate highly qualified individuals who are not employees for service as members of the Board of Directors by providing them with competitive compensation and an ownership interest in our common stock. The plan became effective on April 1, 2005 and was terminated by the Board of Directors in December 2005 except for the grants that had already been made pursuant to such plan. At June 30, 2010, there were options outstanding exercisable into 25,000 shares under the Directors Stock Option Plan issued to Randall Boyd. Each of these options has an exercise price of $4.13 per share. The granted options vested on April 1, 2006 and expire on April 1, 2015.

(3)

Mr. Haddock, former board member, agreed to provide certain management and financial consulting services to us. In consideration for such services, we granted Mr. Haddock options to purchase 50,000 shares of our common stock at an exercise price of $4.00 per share. Such options became exercisable six months from the grant date (the “Vest Date”) and expire ten years from the Vest Date, which is June 17, 2015.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the Securities and Exchange Commission (“SEC”) initial reports of ownership and reports of change in ownership of our common stock and other equity securities.  Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, the following persons failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during Fiscal 2010:

Name and Relationship	Number of late reports	Transactions not timely reported	Known failures to file a required form
Michael J. Ricketts (Senior Vice President and Chief Financial Officer)	2 (Form 4)	2	—
S. Jeffrey Johnson (former Chief Executive Officer and Chairman of the Board of Directors)	2 (Form 4)	2	—
Phillip B. Feiner (former Vice President and General Counsel)	1 (Form 4)	1	—
Patrick M. McKinney (former Senior Vice President — Engineering and Operations)	1 (Form 4)	2	—
Benjamin Daitch (former Senior Vice President and Chief Financial Officer)	1 (Form 4)	1	—

STOCKHOLDER PROPOSALS

If a stockholder intends to present a proposal at the annual meeting of stockholders of Cano to be held in 2012 and desires to have the proposal included in Cano’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to Cano’s Corporate Secretary at the principal executive office of Cano, 6500 North Belt Line Road, Suite 200, Irving, Texas 75063, and such proposal must be received by November 23, 2011.

The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the Exchange Act. The proposals must be submitted in a manner consistent with applicable law and Cano’s By-Laws. We will only include in the proxy materials those stockholder proposals that we receive before the deadline and that are proper for stockholder action.

Alternatively, as more specifically provided for in Cano’s By-Laws, a stockholder making a nomination for election to our Board or a proposal of business (other than proposals to be included in our proxy statement and proxy as discussed in the previous paragraph) for our 2012 annual meeting of stockholders must deliver proper notice to our Corporate Secretary at Cano Petroleum, Inc., 6500 North Belt Line Road, Suite 200, Irving, Texas 75063 not less than 60 and no more than 90 calendar days before the one year anniversary of the date of this proxy statement. As a result, for a stockholder nomination for election to our Board or a proposal of business to be considered at the 2012 annual meeting of stockholders, it must be properly submitted to our Corporate Secretary no earlier than December 23, 2011, and no later than January 22, 2012.

Pursuant to Rule 14a-4(c) of the Exchange Act, our Board may exercise discretionary voting authority under proxies solicited by it with respect to any matter properly presented by a stockholder at the 2012 annual meeting that the stockholder does not seek to have included in our proxy statement if (except as described in the following sentence) the proxy statement discloses the nature of the matter and how our Board intends to exercise its discretion to vote on such matter, unless we are notified of the proposal on or before January 22, 2012, and the stockholder satisfies the other requirements of Rule 14a-4(c)(2). If we first receive notice of such matter after January 22, 2012, and the matter nonetheless is permitted to be presented at the 2012 annual meeting of stockholders, our Board may exercise discretionary voting authority with respect to any such matter without including any discussion of the matter in the proxy statement for the 2012 annual meeting of stockholders. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

A stockholder may communicate directly with the Board of Directors or a committee of the Board of Directors by writing to Cano’s Corporate Secretary, c/o Cano Petroleum, Inc., 6500 North Belt Line Road, Suite 200, Irving, Texas 75063.  Cano’s Corporate Secretary will then forward your questions or comments directly to the Board of Directors unless the communication is frivolous or includes advertising, solicitation for business, requests for employment, requests for contribution or a communication of a similar nature.  A stockholder communication relating to Cano’s accounting, internal accounting controls or auditing will be referred to the members of the Audit Committee.

The Corporate Secretary will send a written acknowledgement to a stockholder upon receipt of the communication submitted in accordance with the provisions set forth in this proxy statement unless the communication is frivolous or includes advertising, solicitation for business, requests for employment, requests for contribution or a communication of a similar nature.  A stockholder wishing to contact the directors may do so anonymously; however, stockholders are encouraged to provide the name in which Cano’s shares of stock are held and the number of such shares held.

The following communications to the directors will not be considered a stockholder communication: (i) communication from a Cano officer or director; (ii) communication from a Cano employee or agent, unless submitted solely in such employee’s or agent’s capacity as a stockholder; and (iii) any stockholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended.

INDEPENDENT REGISTRED PUBLIC ACCOUNTING FIRM

The following table presents fees for professional audit services rendered by Hein & Associates L.L.P. for the audit of Cano’s consolidated financial statements as of and for the years ended June 30, 2010 and 2009, and for other services normally provided in connection with statutory filings applicable to those periods. This table also reflects fees for other services.

	2010	2009
Audit Fees(1)	$541,207	$524,516
Audit-Related Fees(2)	3,873	12,652
Tax Fees(3)	14,700	—
All Other Fees	—	—
Total	$559,780	$537,168

(1)

Includes the audit of our financial statements included in our annual report on Form 10-K, reviews of quarterly reports on Form 10-Q, review of registration statements and other services normally provided in connection with statutory filings.

(2)	Pertains to consultations regarding accounting and auditing matters.

(3)	Includes tax compliance, technical tax advice and tax planning in connection with the preparation of tax forms.

We have established a policy to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval. The chair of the Audit Committee is also authorized, pursuant to delegated authority, to pre-approve services on a case-by-case basis, and such approvals are communicated to the full Audit Committee at its next meeting. The Audit Committee approved 100% of the services described under the Audit Related Fees and Tax Fees.

ADDITIONAL INFORMATION

Annual Report to Stockholders

Our 2010 Annual Report to Stockholders is being mailed to stockholders simultaneously with the mailing of this proxy statement.  The Annual Report is not a part of the proxy solicitation material.

Other Business

We do not expect any business to come up for stockholder vote at the meeting other than the election of directors and the proposals contained in this proxy.  If, however, any other matters properly come before the meeting, your proxy card authorizes the persons named as proxies to vote in accordance with their judgment on such other matters.

Additional Information about Cano Petroleum, Inc.

If you would like to receive information about Cano Petroleum, Inc., please visit our website at www.canopetro.com or contact James R. Latimer, III, Chief Executive Officer, 6500 North Belt Line Road, Suite 200, Irving, Texas 75063, (214) 687-0030. The information on our website is not part of this proxy statement.

To have information such as our latest quarterly earnings release, annual report on Form 10-K or quarterly reports on Form 10-Q mailed to you, please contact investor relations at (214) 687-0030.

You may read, without charge, and copy, at prescribed rates, all or any portion of the proxy statement or any reports, statements or other information in the files at the public reference facilities of the SEC’s principal office at Room 1580, 100 F Street, N.E., Washington, D.C., 20549. You can request copies of these documents upon payment of a duplicating fee by writing to the SEC. You may call the SEC at 1-800-SEC-0330 for further information on the operation of its public reference rooms. Our filings will also be available to you on the Internet web site maintained by the SEC at www.sec.gov.

In this proxy statement, we state that information and documents are available on our web site. These references are merely intended to suggest where our stockholders may obtain additional information. The materials and other information presented on our web site are not incorporated in and should not otherwise be considered part of this proxy statement.

On behalf of the Board of Directors,

/s/ James R. Latimer, III
James R. Latimer, III, Chief Executive Officer

Irving, Texas

March 22, 2012

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0000095024_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 James R. Latimer, III 02 Donald W. Niemiec 03 M. Garrett Smith CANO PETROLEUM, INC. 6500 NORTH BELT LINE ROAD SUITE 200 IRVING, TX 75063 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. Ratification of the appointment of Hein & Associates LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2011. 3. In accordance with their discretion, to consider and vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting

0000095024_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com . CANO PETROLEUM, INC. 6500 North Belt Line Road, Suite 200 Irving, Texas 75063 THIS PROXY IS SOLICTED ON BEHALF OF THE BOARD OF DIRECTORS OF CANO PETROLEUM, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS The undersigned stockholder of Cano Petroleum, Inc. (the "Company") hereby constitutes and appoints James R. Latimer, III and Michael J. Ricketts, or either of them, his true and lawful agents and proxies with full power of substitution in each, to represent and to vote, as designated on this proxy card, all of the shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Irving, Texas time, at The Westin DFW Airport, Live Oak Room, 4545 West John Carpenter Freeway, Irving, Texas 75063, on April 21, 2011 and at any adjournments or postponements thereof, on all matters coming before said meeting, and especially to vote on the items of business specified on the reverse side, as more fully described in the notice of the meeting dated March 22, 2011 and the proxy statement accompanying such notice. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (I) FOR THE ELECTION OF ALL DIRECTOR NOMINEES IN PROPOSAL 1, (II) FOR PROPOSAL 2, AND (III) IN THE DISCRETION OF THE PROXY OR PROXIES, ON ANY OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTOR'S RECOMMENDATIONS. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: (Continued, and to be marked, dated and signed, on the other side)